EXHIBIT 10.02

                       Windswept Environmental Group, Inc.
                             100 Sweeneydale Avenue
                            Bay Shore, New York 11706


                                               October 6, 2005


Laurus Master Fund, Ltd.
c/o M&C Corporate Services Limited
P.O. Box 309 GT
Ugland House, South Church Street
Georgetown, Grand Cayman, Cayman Islands

         Re:      Use of Proceeds
                  ---------------

Gentlemen:

      This letter confirms that Windswept Environmental Group, Inc. and its sub-sidiaries will use the $1,350,000 proceeds advanced by Laurus Master Fund Ltd. today (a) to pay the $52,650 management fee to Laurus Capital Management, L.L.C. and (b) for hurricane related projects and to support hurricane related projects.

                                      Very truly yours,


                                      WINDSWEPT ENVIRONMENTAL
                                           GROUP, INC.


                                 By:     /s/ Andrew C. Lunetta
                                      ------------------------------------------
                                      Andrew C. Lunetta
                                      Vice President and Chief Financial Officer